                                                                    Exhibit 99.1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                           Florsheim Group Inc. et al
                     The Florsheim Shoe Store Company - West
                  The Florsheim Shoe Store Company - Northeast
                      Florsheim Occupational Footwear, Inc.
                              L.J. O'Neill Shoe Co.

                             Case Number 02 B 08209
                             (Jointly Administrated)

                            Monthly Operating Report
                                November 30, 2004

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:  FLORSHEIM GROUP INC.       CASE NO.     02 B 08209

                            SUMMARY OF CASH ACCOUNTS

                                                       10/31/2004        11/30/2004
                                                      ------------      ------------
ENDING BALANCE IN :
   Associated Bank                                    $  33,164.08      $  40,287.70

   BT Commercial Escrow                                 144,008.24        144,008.24

   Shaw Gussis Fishman Glantz Wolfman &
      Towbin LLC - Preference Account                   100,900.41                 -

   Shaw Gussis Fishman Glantz Wolfman &
      Towbin LLC - Preference Account II                699,395.63        783,315.71
                                                      ------------      ------------
   TOTAL                                              $ 977,468.36      $ 967,611.65
                                                      ============      ============

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLIONOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                        CASH RECEIPTS - NOVEMBER 30, 2004

  DATE                                     ASSOCIATED BANK
--------                                   ---------------
11/01/04                                   $             -
11/02/04                                                 -
11/03/04                                                 -
11/04/04                                                 -
11/05/04                                                 -
11/06/04                                                 -
11/07/04                                                 -
11/08/04                                                 -
11/09/04                                                 -
11/10/04                                                 -
11/11/04                                                 -
11/12/04                                                 -
11/13/04                                                 -
11/14/04                                                 -
11/15/04                                                 -
11/16/04                                                 -
11/17/04                                                 -
11/18/04                                                 -
11/19/04                                                 -
11/20/04                                                 -
11/21/04                                                 -
11/22/04                                                 -
11/23/04                                                 -
11/24/04                                                 -
11/25/04                                                 -
11/26/04                                                 -
11/27/04                                                 -
11/28/04                                                 -
11/29/04                                          8,638.66 1)
11/30/04                                                 -
                                           ---------------
TOTAL RECEIPTS                             $      8,638.66
                                           ===============

    NOTES:

    1) Accounts receivable collections on accounts previously written off.

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLIONOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                                NOVEMBER 30, 2004

                                             SHAW GUSSIS
  DATE                                     PREFERENCE ACCT.
--------                                   ----------------
11/01/04                                   $              -
11/02/04                                                  -
11/03/04                                                  -
11/04/04                                                  -
11/05/04                                                  -
11/06/04                                                  -
11/07/04                                              82.08 1)
11/08/04                                                  -
11/09/04                                                  -
11/10/04                                                  -
11/11/04                                                  -
11/12/04                                                  -
11/13/04                                                  -
11/14/04                                                  -
11/15/04                                                  -
11/16/04                                                  -
11/17/04                                                  -
11/18/04                                                  -
11/19/04                                                  -
11/20/04                                                  -
11/21/04                                                  -
11/22/04                                                  -
11/23/04                                                  -
11/24/04                                                  -
11/25/04                                                  -
11/26/04                                                  -
11/27/04                                                  -
11/28/04                                                  -
11/29/04                                                  -
11/30/04                                                  -
                                           ----------------
TOTAL RECEIPTS                             $          82.08
                                           ================

      1) Interest income.

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLIONOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                        CASH RECEIPTS - NOVEMBER 30, 2004

                                               SHAW GUSSIS
  DATE                                     PREFERENCE ACCT.II
--------                                   ------------------
11/01/04                                   $                -
11/02/04                                                    -
11/03/04                                                    -
11/04/04                                                    -
11/05/04                                                    -
11/06/04                                                    -
11/07/04                                                    -
11/08/04                                                    -
11/09/04                                                    -
11/10/04                                                    -
11/11/04                                                    -
11/12/04                                                    -
11/13/04                                                    -
11/14/04                                                    -
11/15/04                                                    -
11/16/04                                                    -
11/17/04                                                    -
11/18/04                                                    -
11/19/04                                                25.00 1)
11/20/04                                                    -
11/21/04                                                    -
11/22/04                                                    -
11/23/04                                                    -
11/24/04                                                    -
11/25/04                                                    -
11/26/04                                                    -
11/27/04                                                    -
11/28/04                                                    -
11/29/04                                                    -
11/30/04                                                    -
                                           ------------------
TOTAL RECEIPTS                             $            25.00
                                           ==================

      1) Employee restitution payment.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                     CASH DISBURSEMENTS - NOVEMBER 30, 2004

   DATE       CHECK NUMBER            PAYMENTS               ASSOCIATED BANK
----------    ------------       ---------------------       ---------------
11/12/2004        1245           F. Terrence Blanchard       $      1,365.04
11/12/2004        1246           Ben Alvendia                         150.00

                                                             ---------------
                                 Total                       $      1,515.04
                                                             ===============

                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                     CASH DISBURSEMENTS - NOVEMBER 30, 2004

                                                                          SHAW GUSSIS
   DATE       CHECK NUMBER                 PAYMENTS                    PREFERENCE ACCOUNT
----------    ------------       ---------------------------------     ------------------
11/16/2004        --             Transfer to Preference Account II     $       100,982.49
                                                                       ------------------
                                                                       $       100,982.49
                                                                       ==================

\
                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                     CASH DISBURSEMENTS - NOVEMBER 30, 2004

                                                                            SHAW GUSSIS
  DATE        CHECK NUMBER                   PAYMENTS                  PREFERENCE ACCOUNT II
--------      ------------       --------------------------------      ---------------------
11/01/04           --            Bank Fees                             $                8.00
11/04/04         1117            F. Terrence Blanchard                              4,537.50
11/09/04         1118            US Trustee                                         2,500.00
11/09/04         1119            Bowne of Chicago                                     425.00
11/16/04           --            Transfer from Preference Account                (100,982.49)
11/19/04         1120            Shaw Gussis Fishman                                7,004.92
11/19/04         1121            Kronish Lieb Weiner                                  767.52
11/19/04         1122            Iron Mountain Record Management                      274.03
11/30/04         1123            Leslie T. Welsh Inc.                               1,570.44
                                                                       ---------------------
                                                                       $          (83,895.08)
                                                                       =====================

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC. / CASE NUMBER 02 B 08209
                                November 30 2004

BT Commercial Corporation
LOAN ACCOUNT

                                                  POST-PETITION
                                                       LOAN
     DATE          PAYMENTS      BORROWINGS          BALANCE
---------------    --------      ----------       -------------
OPENING BALANCE                                   $6,912,679.88
11/01/04           $      -      $        -        6,912,679.88
11/02/04                  -               -        6,912,679.88
11/03/04                  -               -        6,912,679.88
11/04/04                  -               -        6,912,679.88
11/05/04                  -               -        6,912,679.88
11/06/04                  -               -        6,912,679.88
11/07/04                  -               -        6,912,679.88
11/08/04                  -               -        6,912,679.88
11/09/04                  -               -        6,912,679.88
11/10/04                  -               -        6,912,679.88
11/11/04                  -               -        6,912,679.88
11/12/04                  -               -        6,912,679.88
11/13/04                  -               -        6,912,679.88
11/14/04                  -               -        6,912,679.88
11/15/04                  -                -       6,912,679.88
11/16/04                  -               -        6,912,679.88
11/17/04                  -               -        6,912,679.88
11/18/04                  -               -        6,912,679.88
11/19/04                  -               -        6,912,679.88
11/20/04                  -               -        6,912,679.88
11/21/04                  -               -        6,912,679.88
11/22/04                  -               -        6,912,679.88
11/23/04                  -               -        6,912,679.88
11/24/04                  -               -        6,912,679.88
11/25/04                  -               -        6,912,679.88
11/26/04                  -               -        6,912,679.88
11/27/04                  -               -        6,912,679.88
11/28/04                  -               -        6,912,679.88
11/29/04                  -               -        6,912,679.88
11/30/04                  -               -        6,912,679.88
                   --------      ----------
Total              $      -      $        -
                   ========      ==========

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: FLORSHEIM GROUP INC.        CASE NO. 02 B 08209

                          STATEMENT OF AGED RECEIVABLES

                                NOVEMBER 30, 2004

ACCOUNTS RECEIVABLE:

Beginning of Month Balance                    $     342,228
                                              -------------
Add: Sales on Account                                     -
                                              -------------
Less: Collections                                         -
                                              -------------
Adjustments                                               -
                                              -------------
End of the Month Balance                      $     342,228
                                              =============

Note - All accounts receivable are fully reserved.

    0-30              31-60                61-90               OVER 90        END OF MONTH
    DAYS              DAYS                  DAYS                DAYS              TOTAL
------------   ------------------    -----------------    ----------------  ----------------
$          -   $                -    $               -    $        342,228  $        342,228
============   ==================    =================    ================  ================

                   ACCOUNTS PAYABLE AGING - NOVEMBER 30, 2004

                  0-30       31-60    61-90     Over 90     End of Month
                  Days       Days      Days       Days         Total
               ----------   -------  -------   ---------  ----------------
Wholesale      $  889,402   $   487  $    63   $ 477,990         1,367,942
Retail                  -         -        -      75,979            75,979
               ----------   -------  -------   ---------  ----------------
Total          $  889,402   $   487  $    63   $ 553,969  $      1,443,921
               ==========   =======  =======   =========  ================

* The aging is driven off the original invoice date, which does not reflect receipt of goods or services and accordingly the invoice due date.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: FLORSHEIM GROUP INC.      CASE NO. 02 B 08209

                                TAX QUESTIONNAIRE

                        FOR MONTH ENDED NOVEMBER 30, 2004

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

              1. Federal Income Taxes              Yes (x)        No (  )

              2. FICA withholdings                 Yes (x)        No (  )

              3. Employee's withholdings           Yes (x)        No (  )

              4. Employer's FICA                   Yes (x)        No (  )

              5. Federal Unemployment Taxes        Yes (x)        No (  )

              6. State Income Taxes                Yes (x)        No (  )

              7. State Employee withholdings       Yes (x)        No (  )

              8. All other state taxes             Yes (x)        No (  )

If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

DECLARATION UNDER PENALTY OF PERJURY

I, F. Terrence Blanchard, acting as the duly authorized agent for the Debtor in Possession (Trustee) declare under the penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                     /s/ F. Terrence Blanchard
                                     --------------------------------
                                     For the Debtor In Possession (Trustee)

                                     Print or type name and capacity of
                                     person signing this Declaration:

                                     F. Terrence Blanchard
                                     ---------------------------------------
                                     President and Chief Financial Officer
                                     Florsheim Group Inc.

DATED: December 16, 2004